LETTER OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

United States Securities and Exchange Commission

100 F Street, NE
Washington, DC 20549

We have reviewed the accompanying Form 8-K of MainStreet BankShares, Inc. filed herewith, and specifically those disclosures related to Item 4.02 and concur that, to the best of our knowledge, the information contained therein is correct.

/s/ Brown Edwards & Company, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

Bluefield, West Virginia

March 8, 2006.